Third Quarter 2025 Conference Call

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of changes in interest rates could reduce our net interest margins and net interest income; increased credit risk, including as a result of deterioration in economic conditions, could require us to increase our allowance for credit losses and could have a material adverse effect on our results of operations and financial condition; the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 7, 2025 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Overview of 3Q25 3Q25 Earnings • Net income available to common shareholders of $3.2 million or $0.32 per diluted share • Diluted earnings per share increased 23% from the prior quarter, and 45% compared to 3Q24 • Pre-tax, pre-provision net income increased 22% from the prior quarter, and 96% compared to 3Q24 Continued Execution on Strategic Priorities • Continued priority on prudent risk management and conservative approach to new loan production with the contribution of new banking talent helping to drive solid loan production • Continued disciplined expense management • Success in deposit gathering efforts with increase in deposits of 12.6% in 3Q25 Positive Trends in Key Metrics • Net interest income increased for the fourth consecutive quarter • Growth in all major non-interest income areas from the prior quarter • Generated positive operating leverage in 3Q25 • Further increase in tangible book value per share 3

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 4 Net Income Available to Common Shareholders and Earnings per Share • Net income of $3.2 million, or $0.32 diluted earnings per share, in 3Q25 • Tangible book value per share(1) increased 1.2% to $23.68 Net Income Available to Common Shareholders Diluted Earnings per Share $2,134 $2,748 $4,185 $2,503 $3,186 3Q24 4Q24 1Q25 2Q25 3Q25 $— $1,000 $2,000 $3,000 $4,000 $5,000 $0.22 $0.28 $0.43 $0.26 $0.32 3Q24 4Q24 1Q25 2Q25 3Q25 $— $0.10 $0.20 $0.30 $0.40 $0.50 (1) See Non-GAAP reconciliation within the appendix.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 5 Loan Portfolio • Total loans held for investment increased $50.4 million from prior quarter due to strong loan production • New loan production well diversified across markets and loan types • New loan production in 3Q25 of $145.7 million with a focus on relationship-based lending • Average rate on new loan production was 6.38% 3Q24 2Q25 3Q25 Cash, Securities and Other $ 116,856 $ 161,725 $ 159,204 Consumer and Other 14,978 15,778 12,254 Construction and Development 301,542 255,870 230,600 1-4 Family Residential 920,709 1,012,662 1,041,990 Non-Owner Occupied CRE 608,494 655,954 728,039 Owner Occupied CRE 176,165 196,692 191,239 Commercial and Industrial 239,660 239,278 225,919 Total $ 2,378,404 $ 2,537,959 $ 2,589,245 Loans accounted for at fair value(2) 8,884 5,235 4,319 Total Loans HFI $ 2,387,288 $ 2,543,194 $ 2,593,564 Mortgage loans held for sale 12,324 24,151 21,806 Loans held for sale 473 — — Total Loans $ 2,400,085 $ 2,567,345 $ 2,615,370 (1) Represents unpaid principal balance. Excludes deferred (fees) costs and unamortized premium/ (unaccreted discount). (2) Excludes fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) $2,458 $2,421 $2,428 $2,468 $2,594 $2,567 $2,615 3Q24 4Q24 1Q25 2Q25 3Q25 2Q25 3Q25 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End $82.8 $93.5 $70.8 $166.9 $145.7$153.8 $97.1 $71.6 $122.6 $110.1 Production Loan Payoffs 3Q24 4Q24 1Q25 2Q25 3Q25 $0 $50 $100 $150 $200 ($ in millions) ($ in millions)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 6 Total Deposits • Total deposits increased 12.6% from $2.53 billion in 2Q25 to $2.85 billion in 3Q25 • Interest-bearing deposits increased 13.8% from $2.17 billion in 2Q25 to $2.47 billion in 3Q25 primarily driven by growth in money market deposit accounts • Noninterest-bearing deposits increased 3.9% from $362 million in 2Q25 to $376 million in 3Q25 primarily due to operating account fluctuations 3Q24 2Q25 3Q25 Money market deposit accounts $ 1,350,619 $ 1,632,997 $ 1,988,336 Time deposits 533,452 397,006 349,533 Interest checking accounts 130,255 123,967 121,901 Savings accounts 15,152 13,503 13,433 Noninterest-bearing accounts 473,576 361,656 375,708 Total Deposits $ 2,503,054 $ 2,529,129 $ 2,848,911 Deposit Portfolio Composition Total Deposits $2,403 $2,499 $2,454 $2,400 $2,772 $2,529 $2,849 3Q24 4Q24 1Q25 2Q25 3Q25 2Q25 3Q25 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End ($ in millions)($ in thousands, as of quarter end)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 7 Trust and Investment Management • Total assets under management decreased $64 million, or 0.9%, during the quarter to $7.43 billion • The decrease in AUM from 2Q25 was primarily attributable to net withdrawals in low fee product categories • Investment agency AUM increased $43 million, or 2.7%, during the quarter to $1.62 billion, primarily driven by improved market conditions ($ in millions, as of quarter end) Total Assets Under Management $7,466 $7,321 $7,177 $7,497 $7,433 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody 3Q24 4Q24 1Q25 2Q25 3Q25 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions (1) See Non-GAAP reconciliation within the appendix. Gross Revenue Gross Revenue(1) Gross Revenue(1) 8 $22.7 $23.8 $24.6 $24.2 $26.3 Wealth Management Mortgage 3Q24 4Q24 1Q25 2Q25 3Q25 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 • Gross revenue(1) increased 8.7% from $24.2 million in 2Q25 to $26.3 million in 3Q25 • Net interest income increased 8.9% from prior quarter primarily driven by an increase in average interest- earnings assets, partially offset by a 13 basis point decrease in net interest margin • Non-interest income increased $0.5 million from prior quarter primarily driven by increases in Net gain on mortgage loans, Risk management and insurance fees, and Trust and investment management fees Non-interest Income $6,842 26.0% Net Interest Income $19,454 74.0% ($ in thousands) ($ in millions)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 9 Net Interest Income and Net Interest Margin • Net interest income increased $1.6 million, or 8.9%, from $17.9 million in 2Q25 to $19.5 million in 3Q25, primarily driven by an increase in average interest-earnings assets, partially offset by a 13 basis point decrease in net interest margin • Net interest margin decreased 13 basis points during the quarter from 2.67% in 2Q25 to 2.54% in 3Q25, primarily due to an unfavorable mix shift in average interest-earning asset balances and an increase in cost of funds • The increase in cost of funds was driven by an unfavorable mix shift in average deposit balances Net Interest Income Net Interest Margin $15,568 $16,908 $17,453 $17,884 $19,454 3Q24 4Q24 1Q25 2Q25 3Q25 $— $5,000 $10,000 $15,000 $20,000 $25,000 2.32% 2.45% 2.61% 2.67% 2.54% 3Q24 4Q24 1Q25 2Q25 3Q25 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 10 Non-Interest Income • Non-interest income increased $0.5 million to $6.8 million from prior quarter primarily driven by increases in Net gain on mortgage loans, Risk management and insurance fees, and Trust and investment management fees • Higher level of mortgage production contributed to an increase in Net gain on mortgage loans of $0.2 million in 3Q25 • Trust and investment management fees increased $0.1 million from the prior quarter primarily driven by an increase in investment agency AUM as a result of improving market conditions Total Non-Interest Income Trust and Investment Management Fees $6,972 $6,459 $7,345 $6,305 $6,842 Trust and Investment Management Fees Bank Fees Net Gain on Mortgage Loans Net gain on OREO Risk Management and Insurance Fees Other 3Q24 4Q24 1Q25 2Q25 3Q25 $(2,000) $— $2,000 $4,000 $6,000 $8,000 $10,000 $4,728 $4,660 $4,677 $4,512 $4,629 3Q24 4Q24 1Q25 2Q25 3Q25 $— $2,000 $4,000 $6,000 ($ in thousands) ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 11 Non-Interest Expense and Efficiency Ratio • Non-interest expense increased to $20.1 million from $19.1 million in the second quarter of 2025, primarily driven by an increase in Salaries and employee benefits, partially offset by a decrease in Occupancy and equipment • The increase in Salaries and employee benefits was primarily driven by an increase in bonus accruals as a result of the balance sheet growth and improved earnings during the quarter • The efficiency ratio improved from 78.83% as of 2Q25 and 84.98% as of 3Q24 to 76.38% as of 3Q25 (1) See Non-GAAP reconciliation within the appendix. Adjusted Non-Interest Expense(1) Operating Efficiency Ratio(1) (1) (1) (1) $19,333 $19,205 $19,441 $19,046 $20,066 3Q24 4Q24 1Q25 2Q25 3Q25 $— $5,000 $10,000 $15,000 $20,000 $25,000 84.98% 80.74% 79.16% 78.83% 76.38% 3Q24 4Q24 1Q25 2Q25 3Q25 —% 20.00% 40.00% 60.00% 80.00% 100.00% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 12 Asset Quality • Increases in NPLs and NPAs due to the addition of one credit relationship to non-performing loans • Minimal amount of NCOs during the quarter • Provision expense of $2.3 million during 3Q25 increased ACL/Total Loans from 0.75% in 2Q25 to 0.81% in 3Q25 Non-Performing Assets/Total Assets Net Charge-Offs (Recoveries)/Average Loans 1.79% 1.68% 0.59% 0.62% 0.70% 3Q24 4Q24 1Q25 2Q25 3Q25 —% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 0.38% (0.01)% 0.02% 0.03% 0.01% 3Q24 4Q24 1Q25 2Q25 3Q25 (0.10)% —% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 13 Near Term Outlook • First Western's markets continue to perform well and the strength of our balance sheet and franchise provides opportunities to capitalize on market disruption and challenges being faced by competing banks to add new clients and banking talent • Loan pipeline remains strong and should continue to result in solid loan growth in the fourth quarter • Positive trends expected to continue ◦ Solid loan and deposit growth ◦ More robust business development activities in Wealth Management business ◦ Higher level of mortgage production resulting from addition of MLOs ◦ More operating leverage resulting from disciplined expense control • Positive trends in key areas expected to continue, which should result in steady improvement in financial performance and further value being created for shareholders

Appendix 14

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 15 Capital and Liquidity Overview Liquidity Funding Sources (as of 09/30/25) (1) See Non-GAAP reconciliation within the appendix. (2) Based on internal policy guidelines. Consolidated Capital Ratios (as of 09/30/25) Tangible Common Equity / TBV per Share(1) ($ in thousands) Liquidity Reserves: Total Available Cash $ 354,000 Unpledged Investment Securities 115,273 Borrowed Funds: Secured: FHLB Available 603,500 FRB Available 24,764 Other: Brokered Remaining Capacity 337,690 Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $ 1,464,227 Loan-to-Deposit Ratio 90.9% 9.80% 9.80% 12.50% 7.51% Tier 1 Capital to Risk- Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk- Weighted Assets Tier 1 Capital to Average Assets —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% (2) (TCE $ in thousands) $130,704 $187,139 $208,760 $210,884 $213,731 $215,134 $217,147 $220,695 $224,979 $227,323 $230,022 $16.44 $19.87 $21.99 $22.01 $22.21 $22.27 $22.47 $22.83 $23.18 $23.39 $23.68 TCE TBV/Share 4Q20 4Q21 4Q22 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 $— $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $— $4 $8 $12 $16 $20 $24

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 16 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share (Dollars in thousands) September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Total shareholders' equity $ 248,831 $ 252,322 $ 256,555 $ 258,847 $ 261,495 Goodwill and other intangibles, net 31,684 31,627 31,576 31,524 31,473 Tangible common equity $ 217,147 $ 220,695 $ 224,979 $ 227,323 $ 230,022 Common shares outstanding, end of period 9,664,101 9,667,142 9,704,320 9,717,922 9,714,711 Tangible common book value per share $ 22.47 $ 22.83 $ 23.18 $ 23.39 $ 23.68 Net income available to common shareholders $ 3,186 Return on tangible common equity (annualized) 5.54 %  Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Non-interest expense $ 19,368 $ 20,427 $ 19,361 $ 19,099 $ 20,074 Less: OREO expenses and write-downs 35 1,222 (80) 53 8 Adjusted non-interest expense $ 19,333 $ 19,205 $ 19,441 $ 19,046 $ 20,066 Net interest income $ 15,568 $ 16,908 $ 17,453 $ 17,884 $ 19,454 Non-interest income 6,972 6,459 7,345 6,305 6,842 Less: unrealized gain (loss) recognized on equity securities 24 (49) 11 3 6 Less: net (loss) gain on loans accounted for under the fair value option (233) (149) 6 26 18 Less: net (loss) gain on loans held for sale — (222) 222 — — Adjusted non-interest income $ 7,181 $ 6,879 $ 7,106 $ 6,276 $ 6,818 Adjusted total income $ 22,749 $ 23,787 $ 24,559 $ 24,160 $ 26,272 Efficiency ratio 84.98% 80.74% 79.16% 78.83% 76.38%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 17 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Total income before non-interest expense $ 20,296 $ 23,540 $ 23,468 $ 20,919 $ 22,278 Less: unrealized gain (loss) recognized on equity securities 24 (49) 11 3 6 Less: net (loss) gain on loans accounted for under the fair value option (233) (149) 6 26 18 Less: net (loss) gain on loans held for sale at fair value — (222) 222 — — Plus: provision for (release of) credit losses 501 (974) 80 1,773 2,257 Gross revenue $ 21,006 $ 22,986 $ 23,309 $ 22,663 $ 24,511 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Total income before non-interest expense $ 1,743 $ 801 $ 1,250 $ 1,497 $ 1,761 Gross revenue $ 1,743 $ 801 $ 1,250 $ 1,497 $ 1,761  Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Total income before non-interest expense $ 22,039 $ 24,341 $ 24,718 $ 22,416 $ 24,039 Less: unrealized gain (loss) recognized on equity securities 24 (49) 11 3 6 Less: net (loss) gain on loans accounted for under the fair value option (233) (149) 6 26 18 Less: net (loss) gain on loans held for sale at fair value — (222) 222 — — Plus: provision for (release of) credit losses 501 (974) 80 1,773 2,257 Gross revenue $ 22,749 $ 23,787 $ 24,559 $ 24,160 $ 26,272

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 18 Non-GAAP Reconciliation Pre-tax, Pre-Provision Net Income For the Three Months Ended, (Dollars in thousands) September 30, 2024 June 30, 2025 September 30, 2025 Income before income taxes $ 2,671 $ 3,317 $ 3,965 Plus: provision for credit losses 501 1,773 2,257 Pre-tax, pre-provision net income $ 3,172 $ 5,090 $ 6,222 Allocation of the Allowance for Credit Losses (ACL) As of September 30, 2025 December 31, 2024 (Dollars in thousands) ACL Amount % of Loans % of ACL %(1) ACL Amount % of Loans % of ACL %(1) Commercial: Construction and Development $ 2,164 0.9% 10.3% 8.9% $ 5,184 1.7% 28.3% 13.0 % Non-Owner Occupied CRE 3,939 0.5 18.8 28.0 4,340 0.7 23.7 25.3 Owner Occupied CRE 725 0.4 3.5 7.4 654 0.4 3.5 7.1 Commercial and Industrial 7,012 3.1 33.4 8.7 2,357 1.1 12.9 9.1 Total Commercial 13,840 1.0 66.0 53.0 12,535 1.0 68.4 54.5 Consumer: Cash, Securities and Other 1,137 0.7 5.4 6.1 410 0.3 2.2 5.0 Consumer and Other 186 1.5 0.9 0.5 185 1.1 1.0 0.7 1-4 Family Residential 5,804 0.6 27.7 40.4 5,200 0.5 28.4 39.8 Total Consumer 7,127 0.6 34.0 47.0 5,795 0.5 31.6 45.5 Total allowance for credit losses $ 20,967 0.8% 100% 100% $ 18,330 0.8% 100% 100% (1) Represents the percentage of loans to total loans in the respective category.